Stockholders' Equity	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Stockholders' Equity Note [Abstract]
Stockholders' Equity

Note 5

Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit):

Common Stock

The Company’s common stock confers upon their holders the following rights:

▪	The right to participate and vote in the Company’s stockholder meetings, whether annual or special. Each share will entitle its holder, when attending and participating in the voting in person or via agent or letter, to one vote;

▪	The right to a share in the distribution of dividends, whether in cash or in the form of bonus shares, the distribution of assets or any other distribution pro rata to the par value of the shares held by them; and

▪	The right to a share in the distribution of the Company’s excess assets upon liquidation pro rata to the par value of the shares held by them.

Convertible Series A Preferred Stock

The terms of the Convertible Series A Preferred Stock are governed by a certificate of designation (the “Series A Certificate of Designation”) filed by the Company with the Nevada Secretary of State on May 15, 2017. Pursuant to the Series A Certificate of Designation, the Company designated 3,000,000 shares of the Company’s preferred stock as “Series A Convertible Preferred Stock.” The Company issued 123,668 shares of Convertible Series A Preferred Stock in connection with the Contribution Agreement. These shares remain outstanding as of September 30, 2018. Following is a summary of the material terms of the Series A Convertible Preferred Stock:

■	Dividends. Except for stock dividends or distributions for which adjustments are to be made, holders shall be entitled to receive, and the Company shall pay, dividends on shares of Convertible Series A Preferred Stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of the common stock. No other dividends shall be paid on shares of Convertible Series A Preferred Stock.

■	Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company, after the Redeemable Convertible Series B, C and D Preferred Stockholder’s liquidation preference, the same amount that a holder of common stock would receive if the Convertible Series A Preferred Stock were fully converted (disregarding for such purposes any conversion limitations) to common stock which amounts shall be paid pari passu with all holders of common stock.

■	Voting. Except as otherwise provided in the Series A Certificate of Designation or as otherwise required by law, the Convertible Series A Preferred Stock shall have no voting rights. However, as long as any shares of Convertible Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Convertible Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Convertible Series A Preferred Stock or alter or amend the Series A Certificate of Designation, (b) amend the Company’s articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (c) increase the number of authorized shares of Convertible Series A Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

■	Conversion. Each share of Convertible Series A Preferred Stock shall be convertible, at any time and from time to time from at the option of the holder thereof, into that number of shares of common stock determined by dividing $62.9575 by the Conversion Price. The Conversion Price for the Series A Convertible Preferred Stock is equal to $2.5183, subject to adjustment as described in the Series A Certificate of Designation.

Redeemable Convertible Series B Preferred Stock

The terms of the Redeemable Convertible Series B Preferred Stock were governed by a certificate of designation (the “Series B Certificate of Designation”) filed by the Company with the Nevada Secretary of State on December 22, 2017, as supplemented by that certain supplemental agreement, dated April 20, 2018, between the Company and OFI (the “Supplemental Agreement”), which clarified certain voting and conversion limitations with respect to the Series B Preferred Stock in response to comments from the staff of NASDAQ. Pursuant to the Series B Certificate of Designation, the Company designated 15,000,000 shares of the Company’s preferred stock as “Series B Preferred Stock”. As more fully described below, the Company has issued total of 3,825,000 shares of Redeemable Convertible Series B Preferred Stock in connection with a securities purchase agreement, dated December 22, 2017, between the Company and OFI (the “OFI Purchase Agreement”) during 2017 and 2018. On September 24, 2018, all shares of Series B Preferred Stock were cancelled in conjunction with the entry into the Remediation Agreement described below. All such shares have been converted into another series of our Preferred Stock as of September 30, 2018. On September 25, 2018, the Series B Certificate of Designation was withdrawn.

Following is a summary of the material terms of the Redeemable Convertible Series B Preferred Stock:

■	Dividends. Holders of shares of Redeemable Convertible Series B Preferred Stock were entitled receive cumulative dividends, pro rata among such holders, prior to and in preference to any dividend on the Company’s outstanding common stock at the per annum rate of 8% of the Series B Original Issue Price (as defined below). Dividends on each share of Series B Preferred Stock were to accrue daily and be cumulative from December 22, 2017 (the “Series B Original Issue Date”) and were to be payable upon the occurrence of any voluntary or involuntary liquidation, dissolution or winding up of the Company (a “Liquidation Event”), a conversion or a redemption. The “Series B Original Issue Price” was equal to $1.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Redeemable Convertible Series B Preferred Stock. Holders were also entitled to receive dividends on shares of Redeemable Convertible Series B Preferred Stock equal (on an as-if-converted-to-common-stock basis regardless of whether the Redeemable Convertible Series B Preferred Stock is then convertible or otherwise subject to conversion limitations) to and in the same form as dividends actually paid on shares of common stock when, as and if such dividends are paid on shares of the common stock.

■	Liquidation. In the event of (i) a Liquidation Event or (ii) a merger or consolidation (other than one in which the Company’s stockholders own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) or a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the Company’s assets (a “Deemed Liquidation Event”), the holders of shares of Redeemable Convertible Series B Preferred Stock then outstanding were entitled to be paid out of the Company’s assets available for distribution to stockholders before any payment shall be made to the holders of common stock, Series A Convertible Preferred Stock or any other class of securities authorized that is specifically designated as junior to the Redeemable Convertible Series B Preferred Stock (the “Junior Securities”) by reason of their ownership thereof, but - pari passu - with the holders of shares of any class of securities authorized that is specifically designated as - pari passu - with the Redeemable Convertible Series B Preferred Stock (the “Parity Securities”) on a pro rata basis, an amount per share equal to the Series B Original Issue Price, plus any accrued dividends thereon. If upon any such Liquidation Event or Deemed Liquidation Event, the Company’s assets available for distribution to stockholders shall be insufficient to pay the holders of shares of Redeemable Convertible Series B Preferred Stock the full amount to which they shall be entitled and the holders of Parity Securities the full amount to which they shall be entitled, the holders of shares of Redeemable Convertible Series B Preferred Stock and the holders of shares of Parity Securities shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. Upon a Liquidation Event or a Deemed Liquidation Event, in the event that following the payment of such liquidation preference the Company shall have additional cash and other assets of available for distribution to stockholders, then the holders of shares of Redeemable Convertible Series B Preferred Stock shall participate pari passu with the holders of shares of Parity Securities and Junior Securities based on the then current conversion rate (disregarding for such purposes any conversion limitations) with respect to all remaining distributions, dividends or other payments of cash, shares or other assets and property of the Company, if any.

■	Voting Rights. On any matter presented to the Company’s stockholders for their action or consideration, each holder of Redeemable Convertible Series B Preferred Stock was entitled to cast the number of votes equal to the quotient of the aggregate investment amount invested to purchase Series B Preferred Stock divided by $1.12, the market value of the Company’s common stock on December 21, 2017, or approximately 0.893 votes per share (subject to certain conversion limitations described below). Except as provided by law or by the other provisions of the Series B Certificate of Designation, the holders were entitled to vote together with the holders of shares of common stock as a single class. However, as long as any shares of Redeemable Convertible Series B Preferred Stock are outstanding, the Company could not, without the affirmative vote of the holders of a majority of the outstanding shares of Redeemable Convertible Series B Preferred Stock (the “Requisite Holders”), (i) issue any class of equity securities that is senior in rights to the Redeemable Convertible Series B Preferred Stock, (ii) issue any Parity Securities, (iii) alter or change adversely the powers, preferences or rights given to the Redeemable Convertible Series B Preferred Stock or alter or amend the Series B Certificate of Designation, (iv) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Redeemable Convertible Series B Preferred Stock, (v) except pursuant to the redemption provisions of Parity Securities, redeem any shares of preferred stock or common stock (other than pursuant to employee or consultant agreements giving the Company the right to repurchase shares at the original cost thereof upon the termination of services and provided that such repurchase is approved by the board of directors), or (vi) enter into any agreement with respect to any of the foregoing.

■	Conversion. Each share of Redeemable Convertible Series B Preferred Stock plus accrued, but unpaid, dividends thereon (the “Aggregate Preference Amount”), was convertible, at any time and from time to time at the option of the holder thereof, into that number of shares of common stock determined by a formula (computed on the date of conversion), (i) the numerator of which is equal to the Aggregate Preference Amount and (ii) the denominator of which is equal to the quotient of the Conversion Price divided by $1.33. The “Conversion Price” for the Redeemable Convertible Series B Preferred Stock was adjusted to $0.8684 starting in February 2018, subject to adjustment as described in the Series B Certificate of Designation. In addition, upon the earlier to occur of: (i) a Deemed Liquidation Event or (ii) if there has not been a breach or default by the Company under the OFI Purchase Agreement that has occurred and is continuing, May 31, 2018, each share of Redeemable Convertible Series B Preferred Stock plus accrued, but unpaid, dividends thereon were automatically converted into that number of shares of common stock determined by dividing $1.33 by the Conversion Price. Notwithstanding the forgoing, if the Company had not obtained stockholder approval with respect to the issuance of shares upon conversion in excess of 19.99% of the issued and outstanding common stock on the applicable conversion date (the “Stockholder Approval”), then the Company could not issue, upon conversion of the Redeemable Convertible Series B Preferred Stock, a number of shares of common stock which, when aggregated with any shares of common stock issued on or after the Series B Original Issue Date and prior to such conversion date, would exceed 19.99% of the issued and outstanding shares of common stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (the “Issuable Maximum”). Each holder was entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (i) the Series B Original Issue Price of such holder’s Redeemable Convertible Series B Preferred Stock by (ii) the aggregate Series B Original Issue Price of all Redeemable Convertible Series B Preferred Stock issued to all holders.

In the light of the above, on May 31, 2018, 1,869,663 shares of the Series B Preferred Stock along with pro-rata accrued dividends of were considered under accounting rules to be automatically converted into 2,965,301 shares of common stock. As a result of this conversion, an amount of $2,553 was transferred from Redeemable Convertible Preferred Stock Series B account into common stock and additional paid-in capital.

■	Redemption. If (i) there was a breach by the Company of any of its representations and warranties contained in Sections 3.1(a) (Subsidiaries), 3.1(b) (Organization and Qualification), 3.1(c) (Authorization; Enforcement), 3.1(d) (No Conflicts), 3.1(f) (Issuance of the Shares), 3.1(g) (Capitalization), or 3.1(n) (Taxes) of the OFI Purchase Agreement that had not been cured within 30 days after the date of such breach or (ii) Stockholder Approval had not been obtained by March 31, 2018 (each, a “Redemption Event”), then each holder of Redeemable Convertible Series B Preferred Stock could, at its option, require the Company to redeem any or all of the shares of Redeemable Convertible Series B Preferred Stock held by such holder at a price per share equal to $1.33, plus accrued, but unpaid, dividends through and including the date of such redemption. The Company was required to provide a notice (as “Event Notice”) to each holder of the occurrence of a Redemption Event of the kind described in (i) above (a “Breach Event”) as soon as practicable after becoming aware of such Breach Event, but in any event, not later than 15 days after such Breach Event and such notice was required to provide a reasonable description of such Breach Event. A holder was required to send written notice of redemption (a “Redemption Notice”) to the Company within 90 days after (i) the Company provides such holder an Event Notice with respect to a Breach Event or (ii) the occurrence of a Redemption Event of the kind described in (ii) above. For the avoidance of doubt, if the Company did not timely provide an Event Notice, the holder nevertheless had the right to deliver a Redemption Notice in connection with any Redemption Event. If a holder failed to send a Redemption Notice on prior to the 90th day after the occurrence of any Redemption Event, then such holder would lose such holder’s right to redemption with respect to the particular Redemption Event, but not any other Redemption Event. As of March 31, 2018, the Company did not obtain shareholder approval and therefore, the then outstanding Series B Preferred Stock became redeemable at the option of OFI. Consequently, in each reporting period commencing March 31, 2018, the outstanding Series B Preferred Stock was recorded on its maximum redemption value until the earlier of an occurrence of redemption or conversion.

Convertible Series C Preferred Stock

The terms of the Series C Preferred Stock are governed by a certificate of designation (the “Series C Certificate of Designation”) filed by the Company with the Nevada Secretary of State on September 24, 2018. Pursuant to the Series C Certificate of Designation, the Company designated 7,485,627 shares of its preferred stock as Series C Preferred Stock. The Company issued 7,485,627 shares of Convertible Series C Preferred Stock in connection with the Remediations Agreement. Following is a summary of the material terms of the Series C Preferred Stock:

■	Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to the Series C Certificate of Designation, holders of Series C Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series C Preferred Stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of common stock when, as and if such dividends are paid on shares of common stock. No other dividends shall be paid on shares of Series C Preferred Stock.

■	Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), holders of Series C Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of common stock would receive if the Series C Preferred Stock were fully converted to common stock immediately prior to such Liquidation, which amount shall be paid to the holders of Series C Preferred Stock pari passu with all holders of Series D Preferred Stock and in preference to the holders of common stock.

■	Voting Rights. Except as provided by law or by the other provisions of the Series C Certificate of Designation, the holders of Series C Preferred Stock have no voting rights.

■	Conversion. On the date on which stockholder approval with respect to the Remediation Agreement and the transactions contemplated thereby has been obtained (the “Conversion Date”), each share of Series C Preferred Stock shall be automatically converted into such number of fully paid and non-assessable shares of common stock as is determined by dividing $1.00 by the conversion price in effect on the Conversion Date. The conversion price is initially equal to $1.00, subject to adjustment as described in the Series C Certificate of Designation.

■	Redemption. The Series C Preferred Stock is not redeemable.

Convertible Series D Preferred Stock

The terms of the Series D Preferred Stock are governed by a certificate of designation (the “Series D Certificate of Designation”) filed by the Company with the Nevada Secretary of State on September 24, 2018. Pursuant to the Series D Certificate of Designation, the Company designated 9,294,414 shares of its preferred stock as Series D Preferred Stock. The Company issued 6,371,336 shares of Convertible Series D Preferred Stock in connection with the Remediation Agreement. Following is a summary of the material terms of the Series D Preferred Stock:

■	Dividends. Holders of shares of Series D Preferred Stock shall receive cumulative dividends, pro rata among such holders, prior to and in preference to any dividend on outstanding common stock at the per annum rate of 8% of the Stated Value (as defined below). Dividends on each share of Series D Preferred Stock will accrue daily and be cumulative from and including the date of issuance thereof and shall be payable upon the occurrence of a Liquidation or a conversion. The “Stated Value” shall mean $1.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series D Preferred Stock. Holders shall also be entitled to receive dividends on shares of Series D Preferred Stock equal (on an as-if-converted-to-common-stock then convertible) to and in the same form as dividends actually paid on shares of common stock when, as and if such dividends are paid on shares of the common stock.

■	Liquidation. Upon a Liquidation, holders of Series D Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of common stock would receive if the Series D Preferred Stock were fully converted to common stock immediately prior to such Liquidation, which amount shall be paid to the holders of Series D Preferred Stock pari passu with all holders of Series C Preferred Stock and in preference to the holders of common stock.

■	Voting Rights. Except as provided by law or by the other provisions of the Series D Certificate of Designation, the holders of Series D Preferred Stock have no voting rights. However, as long as any shares of Series D Preferred Stock are outstanding, the holders of Series D Preferred Stock shall have the right to prohibit or veto the Company from entering into any agreement or taking any action with respect to (i) a Change in Control Transaction (as defined below) or (ii) the issuance any equity securities or equity-linked securities at a price per share below $0.6505, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the common stock. The Company must notify the holders of Series D Preferred Stock at least 20 days in advance of the events described above and the holder shall exercise its veto right by notifying the Company in writing within 15 days after the receipt of such notice that it is exercising its veto right to prohibit such agreement from being entered into or action from being taken. A “Change in Control Transaction” means the acquisition by any person of beneficial ownership of more than 50% (on a fully diluted basis) of either (i) the then outstanding shares of common stock, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

■	Conversion. On the Conversion Date, each share of Series D Preferred Stock, plus accrued, but unpaid, dividends thereon (the “Aggregate Preference Amount”), shall be automatically converted into such number of fully paid and non-assessable shares of common stock as is determined by a formula (computed on the Conversion Date) (i) the numerator of which is equal to the Aggregate Preference Amount and (ii) the denominator of which is equal to the conversion price. The conversion price is initially equal to $1.00, subject to adjustment as described in the Series D Certificate of Designation.

■	Redemption. The Series D Preferred Stock is not redeemable.

Securities Purchase Agreement

On December 22, 2017, the Company had entered into the OFI Purchase Agreement with OFI, under which OFI could, but was not obligated to, invest up to $15,000 in the Company in a series of closings over a period prior to December 31, 2018, in exchange for which OFI would receive shares of the Company’s Redeemable Convertible Series B Preferred Stock (“Series B Shares”) at a purchase price of $1.00 per share (the “Option”).

On December 22, 2017 (the “Initial Date”), the Company and OFI completed the first closing under the OFI Purchase Agreement, pursuant to which OFI exercised a portion of the Option and provided $1,500 to the Company in exchange for 1,500,000 Series B Shares. On January 24, 2018 (the “Second Date”), the Company and OFI completed a second closing under the OFI Purchase Agreement, pursuant to which OFI provided $2,225 to the Company in exchange for 2,225,000 Series B Shares. On August 24, 2018 (the “Third Date”), the Company and OFI completed a third closing under the OFI Purchase Agreement, pursuant to which the OFI provided $100 to the Company in exchange for 100,000 Series B Shares.

Under the OFI Purchase Agreement, the proceeds from the first closing were to be used for working capital and general corporate purposes, the proceeds from the second closing were to be used to perform due diligence and invest in Income Generating Properties (as defined in the OFI Purchase Agreement) that have been approved by the Company’s board of directors, and proceeds from subsequent closings were be used to invest in Income Generating Properties (as defined in the OFI Purchase Agreement) that have been approved by the Company’s board of directors or as otherwise agreed to between the Company and OFI in writing prior to such subsequent closings. On March 16, 2018, the Company and OFI entered into a letter agreement, pursuant to which OFI agreed that the Company may use all proceeds for the purposes and uses described in a budget agreed to between the Company and OFI at the time the letter agreement was signed. In connection with such letter agreement, the Company agreed to provide OFI, on a quarterly basis, on or prior to 15 days after the end of each quarter, a report that describes, in reasonable detail, the actual expenses incurred and payments made during such period compared to the expenses and payments specified in the budget for such period, certified by the Company’s Chief Financial Officer.

Under ASC 480, “Distinguishing Liabilities from Equity”, since the Series B Shares had conditional redemption provisions which are outside of the control of the Company and also contained a deemed liquidation preference, the Series B Shares were classified as mezzanine financing at the Initial Date at the residual amount, which was the difference between the total proceeds received and the fair value of the Option. Subsequently, accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument using an appropriate methodology, usually the interest method. Changes in the redemption value were considered to be changes in accounting estimates.

Under ASC 480, the aforementioned right granted to OFI to further invest in the Company represent written call Option which was considered freestanding, as the Company believed it was legally detachable and separately exercisable. As the option was exercisable for shares subject to possible redemption at the option of the holder, as of the Initial Date, the Option was measured at fair value and recorded as a non-current financial liability on the consolidated balance sheet. Excess of the initial value of the option liability over the proceeds received was charged immediately into the consolidated statement of comprehensive loss as financing expenses in the fourth quarter of 2017. The Option was marked to market in each reporting period until it was exercised or expired, as earlier, when changes in the fair value of the Option charged into statement of comprehensive income or loss. For the three and nine months ended September 30, 2018, the Company recorded income in the total amount of $993 and $3,288, respectively, due to revaluation of Option to purchase Series B Shares.

In addition, at the Initial Date, the Company incurred de minimis direct and incremental issuance costs which were charged immediately into the consolidated statement of comprehensive loss as finance expenses, as the written call Option was presented at fair value.

At the Initial Date, each Series B Share was convertible into 1.24789 shares of common stock valued at $1.00 per share. As a result, Beneficial Conversion Feature (the “BCF”) amounting to approximately $372 was measured assuming full conversion. However, the conversion of the Preferred Stock is subject to certain contingencies, which impact the timing and amount of the BCF. At the Initial Date which is also the commitment date, the Company should record a BCF for the Preferred Stock for any shares convertible at that time without requiring stockholder approval through the planned proxy statement. However, as no residual proceeds were allocable to the Series B Shares at the Initial Date, no BCF was recognized with respect to the first closing.

In conjunction with the Second Date, OFI partially exercised the written call option present in the OFI Purchase Agreement and therefore upon exercise, the pro-rata share of this liability amounting to $677 was reclassified in the condensed consolidated balance sheet from Option to purchase Series B Shares into Series B Shares, during the three months ended March 31, 2018. On the Second Date, each Series B Share (exclusive of dividends) was convertible into 1.24789 shares of common stock valued at $1.00 per share. Because of reclassification of the exercised written call option, there was no additional BCF measured.

In conjunction with the Third Date, OFI partially exercised the written call option present in the OFI Purchase Agreement and therefore upon exercise, the pro-rata share of this liability amounting to $4 was reclassified in the condensed consolidated balance sheet from Option to purchase Series B Shares into Series B Shares, during the three months ended September 30, 2018. On the Third Date, each Series B Share (exclusive of dividends) was convertible into 1.24789 shares of common stock valued at $1.00 per share. Because of reclassification of the exercised written call option, there was no additional BCF measured.

The fair value of the Option was based on management estimates and values derived from a calculation to provide an approximate indication of value. The fair value of Option was estimated at each reporting and exercise date, including, December 31, 2017, January 24, 2018, August 30, 2018 and September 24, 2018 (the date of cancellation of the option as described below) by using hybrid method that includes scenario of conversion and scenario liquidation and the Black-Scholes option pricing model. In the first scenario, the Series B Preferred Stock price applied in the model was assumed based on the as-converted price on the date of estimation. Expected volatility was estimated by using a group of peers in the real estate development, homebuilding and income-producing properties sectors, and applying a 75% percentile ranking based on the total capitalization of the Company. In the second scenario, the Option was estimated based on the value of the Option in a proposed liquidation scenario. A probability weighting was applied to determine the expected value of the Option. The Company measured the fair value of the Option on a recurring basis in accordance with ASC 820, “Fair Value Measurement and Disclosures” (primary inputs classified at level 3).

The following are the key underlying assumptions that were used:

	December 31, 2017	January 24, 2018	August 30, 2018	September 24, 2018
Dividend yield (%)	0	0	0	0
Expected volatility (%)	36.9	37.9	37.3	36.4
Risk free interest rate (%)	1.74	1.75	2.15	2.21
Strike price	1.00	1.00	1.00	1.00
Series B Preferred Stock price	1.13	1.10	0.44	0.38
Probability of if-converted scenario (%)	90	90	90	90
Probability assumed liquidation scenario (%)	10	10	10	10
Expected term of Option (years)	1.0	0.9	0.33	0.25
Option’s fair value per share	$0.33	$0.30	$0.04	$0.04

The following tabular presentation reflects the activity in the Option to purchase Series B Shares during the nine months ended September 30, 2018 -

Fair value of Option to purchase Series B Shares
(Unaudited)

Opening balance, January 1, 2018	$4,390
Partial exercise of Series B Shares written call option	(681)
Revaluation of option to purchase Series B Shares	(3,288)
Extinguishment of option to purchase Series B Shares (*)	(421)

Closing balance, September 30, 2018	$—

(*)	On September 24, 2018, the OFI Purchase Agreement was superseded by the Remediation Agreement entered into with OFI and Note Holders. Consequently, the option to purchase Series B Shares has been extinguished, as described below in more details.

In the absence of voluntary conversion and assuming no breaches as described above under “Redemption,” the Series B Shares would have automatically converted on May 31, 2018. As such, accretion adjustments to the carrying amount of the Series B Shares to the automatic conversion date of May 31, 2018 was recorded as deemed dividends. However, at March 31, 2018, the Company did not obtain shareholder approval and therefore, the then outstanding Series B Shares became redeemable at the option of OFI. That Agreement has been superseded by the Remediation Agreement entered into with OFI on September 24, 2018. As a result, the Series B Convertible Preferred Stock has been withdrawn, and shares of Series D Convertible Preferred Stock was issued as a replacement. Activity in the account redeemable convertible preferred stock Series B for the nine months ended September 30, 2018, is outlined in the below table -

September 30, 2018
(Unaudited)

Opening balance, January 1, 2018	$87
Proceeds from issuance of Series B Shares at the Second Date and Third Date	2,325
Accretion of Series B Shares to redemption value	2,001
Partial exercise of Series B Shares written call option at the Second Date and Third Date	681
Conversion of Series B Shares into Common Stock (*)	(2,553)
Dividend on Series B Shares	177
Cancellation of Series B Shares in exchange for Series D Preferred Stock (**)	(2,718)

Closing balance, September 30, 2018	$—

(*)	Under the OFI Purchase Agreement, the Series B Preferred Stock, up to the stated limits, would automatically convert to the Company’s common stock on May 31, 2018. Consequently, 1,869,663 shares of Series B Preferred Stock held by OFI would have been converted into 2,965,301 shares, or 19.99% of the then 11,868,619 outstanding shares of common stock as of May 31, 2018, which is the applicable conversion date under the OFI Purchase Agreement. The then remaining 1,855,337 unconverted shares of the Series B Preferred Stock remained as mezzanine and accrued a preferred dividend until September 24, 2018, when the Series B shares were withdrawn and Series D preferred shares were issued in replacement, as described below in more details.

(**)	On September 24, 2018, the OFI Purchase Agreement was superseded by the Remediation Agreement entered into with OFI and Note Holders. Consequently, the Series B Shares have been withdrawn and Series D Shares were issued in replacement, as described below in more details.

Cancellation and Exchange Agreement

On April 20, 2018, the Company and OFI entered into a Cancellation and Exchange Agreement (the “Exchange Agreement”), pursuant to which OFI agreed to provide an additional $2,000 to the Company in exchange for 2,000,000 shares of the Company’s Series B Preferred Stock, subject to certain conditions set forth in the Exchange Agreement, including, among other things, the cancellation of 95,770 shares of the Company’s Series A Preferred Stock held by OFI in exchange for 5,382,274 shares of the Company’s common stock (the “OFI Shares”). Under the Exchange Agreement, closing of this additional investment, including cancellation discussed above, would occur promptly following the filing of the Information Statement (as defined below) with the SEC and mailing of the Information Statement to the stockholders of the Company, and in any event within 3 days thereafter.

In accordance with the Exchange Agreement, the Company obtained the irrevocable written consent of at least a majority of the stockholders of the Company (excluding OFI) that is final and binding (the “Stockholder Consent”) approving the issuance of the OFI Shares and the issuance of common stock upon conversion of all of the Series B Preferred Stock held by OFI or issuable under the OFI Purchase Agreement. The Stockholder Consent was to become effective on the 20th day following the filing and mailing of a definitive information statement on Schedule 14C (the “Information Statement”), at which time stockholder approval of such issuances would have become effective (“Stockholder Approval”). Pursuant to the Exchange Agreement, the Company agreed to issue the OFI Shares as soon as practicable after obtaining Stockholder Approval and in any event within 3 business days of obtaining Stockholder Approval.

Pursuant to the Exchange Agreement, the Company agreed that the OFI Shares would constitute “Registrable Securities” under the registration rights agreement between the Company and OFI, dated December 22, 2017, and the Company would use commercially reasonable efforts to promptly amend the registration statement filed by the Company on January 23, 2018 to include the OFI Shares and any other shares of common stock of the Company that are issuable to OFI upon conversion of Series B Preferred Convertible Stock held by OFI that are not already included in such registration statement. On September 24, 2018, the Exchange Agreement was superseded by the Remediation Agreement entered into between the Company and OFI and the Note Holders.

Payout Notes and Stock Grant Agreement

Under the Contribution Agreement dated March 31, 2017 among the Company, its subsidiary FC Global Realty Operating Partnership, LLC, First Capital Real Estate Operating Partnership, L.P., and First Capital Real Estate Trust Incorporated (the "Contribution Agreement"), amounts due to Dr. Dolev Rafaeli and Dennis M. McGrath under their employment agreements, as well as amounts due to Dr. Yoav Ben-Dror for his services as a board member and officer of the Company’s foreign subsidiaries, were converted to convertible secured notes in the principal amounts of approximately $3.1 million, $1 million and $1.5 million, respectively, following approval from the Company’s stockholders on October 12, 2017 (the “Payout Notes”). The Payout Notes were due on October 12, 2018, carried a ten percent (10%) interest rate, payable monthly in arrears commencing on December 1, 2017, were secured by a security interest in all of the Company’s assets pursuant to a security agreement that the Company entered into with the Note Holders, and were convertible into shares of common stock.

On December 22, 2017, the Company entered into a stock grant agreement (the “Stock Grant Agreement”) with the Note Holders to (i) cause the early conversion of the Payout Notes into an aggregate of 5,628,291 shares of common stock (the “Payout Shares”), (ii) effectuate the release of all security interests associated with the Payout Notes, (iii) provide for the issuance of an aggregate of 1,857,336 additional shares of common stock to the Note Holders as consideration for the various agreements of the Note Holders contained in the Stock Grant Agreement (the “Additional Shares”), (iv) provide for certain cash payments to the Note Holders in amounts equal to the interest payments that would have been made to the Note Holders absent the conversion of the Payout Notes, (v) obtain the agreement of the Note Holders to provide certain support services to the Company, and (vi) obtain the conditional resignation of certain of the Note Holders from the board of directors. Accordingly, the Payout Notes were paid in full.

Pursuant to the Stock Grant Agreement, the Company agreed to make twelve (12) monthly payments on the first of each month commencing on January 1, 2018 in the amounts of approximately $21, $7 and $10 to Messrs. Rafaeli, McGrath, and Ben-Dror, respectively. Such cash payments were consideration for certain consulting services provided by the Note Holders specified in the Stock Grant Agreement. The Company was required to issue the Additional Shares promptly, but in any event within ten (10) days after the Company obtained stockholder approval of such issuance. Such stockholder approval was not obtained.

Remediation Agreement

On September 24, 2018 (the “Exchange Date”), the Company entered into the Remediation Agreement with OFI and the Note Holders, pursuant to which inter alia the following have been determined -

1.	The Stock Grant Agreement was terminated, the Payout Shares were cancelled, and the Company issued to the Note Holders an aggregate of 7,485,627 shares of newly-designated Series C Preferred Stock in exchange for 5,628,291 shares of common stock.

2.	In addition, the OFI Purchase Agreement (subject to the survival of certain provisions identified in the Remediation Agreement), the Supplemental Agreement and the Exchange Agreement were terminated and 1,955,357 shares of the Series B Stock (and 2,965,301 shares of common stock that have been granted upon automatic conversion of 1,869,663 shares of Series B Preferred Stock at May 31, 2018) issued to OFI were cancelled and the Company issued to OFI 6,217,490 shares of newly-designated Series D Preferred Stock. In addition, in conjunction with the exchange of OFI’s existing Series B Preferred Stock for Series D Preferred Stock, the option for OFI to purchase future Series B Preferred Stock up to aggregate amount of $15 million has been cancelled but OFI agreed to purchase $100 of shares of Series D Preferred Stock for a purchase price of $0.65 per share on the last day of each month, commencing on September 30, 2018, until it has purchased an aggregate of $500 of shares of Series D Preferred Stock, provided that, upon closing of any material business combination involving the Company that is approved by OFI, OFI agreed to purchase an additional $1,500 of shares of Series D Preferred Stock at a price of $0.65 per share. Notwithstanding the foregoing, from and after the date that stockholder approval of the conversion of shares issued under Remediation Agreement has been obtained, instead of purchasing shares of Series D Preferred Stock, OFI agreed to purchase shares of common stock at a price of $0.65 per share. On September 28, 2018, a first closing under the Remediation Agreement was completed, pursuant to which OFI provided $100 to the Company in exchange for 153,846 shares of the Company’s Series D Preferred Stock.

3.	As promptly as possible following the date of the Remediation Agreement (and in no event later than 30 days thereafter), the Company is required to prepare and file a preliminary proxy statement relating to stockholder approval of the issuance of common stock upon conversion of all shares of Series C Preferred Stock and Series D Preferred Stock issued under the Remediation Agreement. The Company is required to call, give notice of and hold a stockholders meeting relating to such stockholder approval reasonably promptly after the date that any comments from the SEC on the proxy statement have been resolved or the final proxy statement is otherwise ready for dispatch. The preliminary proxy statement was filed on September 27, 2018. The final proxy statement was filed on October 25, 2018 and mailed to the Company’s stockholders on or about October 31, 2018. A stockholder meeting to approve this matter is scheduled for November 29, 2018 (the “2018 Annual Meeting”).

4.	In addition, on September 24, 2018, in connection with the Remediation Agreement, the Company entered into the Registration Rights Agreement with OFI and the Note Holders (see Note 4).

In accordance with ASC 480-10-S99, since the Series C Preferred Shares and Series D Preferred Shares have no conditional (outside of the control of the Company) or mandatory redemption provisions, the Series C Preferred Stock and Series D Preferred Stock were classified as part of the stockholders’ equity on the Company’s Consolidated Balance Sheet. Based on such determination and due to the economic characteristics and risks of the Preferred Stock, based on their stated or implied substantive terms and features, Series C and Series D Preferred Stock are considered as more akin to equity than debt.

Accordingly, it was determined that the economic characteristics and the risks of the embedded conversion option to Common Stock and those of the Series B, Series C and Series D Preferred Stock themselves (the ‘host contract’) are clearly and closely related. As a result, the embedded conversion feature was not required to be bifurcated.

Also, as the Series C Preferred Stock and Series D Preferred Stock are valued in excess of the common stock and since each share of Series C Preferred Stock and Series D Preferred Stock was contingently convertible into one share of Common Stock, it was determined that at the exchange date, the effective exercise price of the conversion feature (based on the effective conversion rate of the Series C Preferred Stock and the Series D Preferred Stock into Common Stock) was higher than the estimated fair value of the Company’s Common Stock (which was valued at $0.24 per share). Thus, it was determined that the conversion feature was not beneficial.

In addition, the Remediation Agreement with OFI constitutes a firm forward purchase contract for an amount of $500 at $0.65 per share ($400 out of which is remaining at September 30, 2018) and an additional contingent purchase commitment of $1,500 in the event of a material business combination. The forward contract meets the scope exception requirements and derivative treatment under ASC 815 and therefore it is classified as equity.

At the Exchange Date, in conjunction with the Remediation Agreement, the Note Holders’ existing common stock has been exchanged in consideration for issuance of Series C Preferred Stock, the OFI’s existing Series B Preferred Stock (including shares of common stock that have been granted upon automatic conversion of portion of shares of Series B Preferred Stock at May 31, 2018) has been exchanged in consideration for issuance of Series D Preferred Stock and the Option for OFI to purchase future Series B Preferred Stock up to aggregate amount of $15 million has been cancelled for the future commitment of OFI to invest up to aggregate amount of $2,000.

If a preferred share has characteristics that cannot be reliably assessed using the cash flow model in ASC 470-50, it is evaluated using another quantitative model, such as the fair value model or based on an analysis of the significance of any contractual terms added, contractual terms removed, and changes to existing contractual terms. In such analysis the company consider, among others critical terms such as a change in the liquidation preference order/priority (including the determination wheatear the classification of the instrument has changed from mezzanine to equity or to liability vice versa), voting rights, or conversion ratio. In addition, the company considers the business purpose for the changes and how the changes may influence the economic decisions of the investor, if any.

Based on an analysis of the significance of the contractual terms added, contractual terms removed, and changes to existing contractual terms of the preferred stock, which considered, among others the change in the liquidation preference order/priority (mostly the classification change from mezzanine to equity) and the removal of voting rights, it was determined that the exchange should be accounted for as an extinguishment of the original financial instruments involved and an issuance of new instruments. At the Exchange Date, the fair value of the 7,485,627 shares of Series C Preferred Stock was $1,797. Such amount relates to the 5,628,291 shares of common stock that was exchanged, which the fair value was $1,351 and the difference of $446 was accounted for as a deemed dividend. Also, at the Exchange Date, the total fair value of consideration which was paid by the Company (i.e. the 6,217,490 shares of Series D Preferred Stock less the fair value of the firm forward purchase contract which was determined to be favorable for the Company) amounted to an aggregate amount of $325 which was allocated to the instruments that have been cancelled/exchanged based on their relative fair values as determined by the Company’s management. The fair value of the instruments that have been cancelled/exchanged amounted to $3,911 as follows: 1) the 1,955,357 shares of Series B Preferred Stock (including 2,965,301 shares of common stock that have been granted upon automatic conversion of 1,869,663 shares of Series B Preferred Stock at May 31, 2018) was $3,431; 2) the option to purchase Series B Preferred Stock has been marked to market at the total amount of $421 and 3) the registration rights liability was $59. Therefore, an amount of $285 out of the above consideration was allocated to the Series B Preferred Stock (including shares of common stock that have been granted upon automatic conversion of portion of shares of Series B Preferred Stock at May 31, 2018) and accordingly, the difference between such amount and the carrying amount of the Series B Preferred Stock at the exchange date was accounted for as an additional deemed dividend in the Statement of Changes in Shareholders’ Equity (Deficit). The remaining amount of $40 was allocated to the financial liability in connection with the option to purchase Series B Preferred Stock and the registration rights liability and accordingly, the difference between such amount and the carrying amount of the option to purchase Series B Preferred Stock and the registration rights liability at the exchange date of $440 was recorded as separate line in the consolidated statement of comprehensive loss.

Restricted stock

On June 20, 2018, the Company’s board of directors approved the employment agreement with the Chief Executive Officer, pursuant to which the Company agreed to issue 400,000 shares of common stock that will be vest over a 3-years period. One-third of the shares shall be issued to the Chief Executive Officer and the Chief Executive Officer shall vest in such shares on each of the first anniversary and the two ensuing anniversaries of the date of execution of the employment agreement. The foregoing notwithstanding, the Chief Executive Officer shall fully vest in all of the shares if the Chief Executive Officer’s employment with the Company shall terminate upon the occurrence of a Change in Control as defined in the employment agreement. The closing price of the Company’s share at June 20, 2018 is $0.47 and therefore the overall expenses to be recorded amounted to $188. For the period commencing June 20, 2018 and ended September 30, 2018, the Company recorded an expense of $16 as part of the general and administrative expenses in the Company’s Consolidated Statements of Comprehensive Loss. Issuance of these shares is subject to stockholder approval of the Company’s 2018 Equity Incentive Plan at the 2018 Annual Meeting.

Issuance of common stock

As discussed in Note 4, the Company has agreed to issue to Mr. Johnson (the former Chief Finance Executive of the Company) 271,000 shares of the Company’s common stock, subject to appropriate adjustment for any stock splits, stock or business combinations, recapitalizations or similar events occurring after the date of the agreement. Those shares were be issued on any business day during the period commencing on the date that is six months after the date of the agreement and ending on the date that is three business days after such six-month anniversary. On August 12 2018, the aforesaid shares were issued to Mr. Johnson with a stated value of $86, representing a price per share of $0.32.

Common Stock Warrants

On August 30, 2018, the Company granted to one service provider a warrant to purchase 446,429 shares of common stock of the Company over a period of 5-years at an exercise price of $0.28 subject to certain standard adjustments. The warrant is fully vested and was granted in consideration for legal services that were rendered by the service provider. The fair value of the granted warrants was determined by using the Black-Scholes pricing model in total amount of $98 and was recorded as part of the general and administrative expenses in the Company’s Consolidated Statements of Comprehensive Income (Loss).

Common Stock Options

The Company’s Amended and Restated 2000 Non-Employee Director Stock Option Plan authorized 1,250,000 shares. As of September 30, 2018, the number of shares available for future issuance pursuant to this plan is 71,865. All other shares had either been issued or reserved for issuance upon exercise of stock options.

The Company’s Amended and Restated 2005 Equity Compensation Plan authorized 3,500,000 shares. As of September 30, 2018, there were no shares available for future issuance pursuant from this plan due to the lapsing of previously issued options. All other shares had either been issued or reserved for issuance upon exercise of stock options.

On April 18, 2018, the board of directors adopted the FC Global Realty Incorporated 2018 Equity Incentive Plan (the “2018 Plan”), which provides for grants of restricted stock, stock options and other forms of incentive compensation to officers, employees, directors and consultants. The Company is authorized to issue up to 5,000,000 shares of common stock under the 2018 Plan. The 2018 Plan became effective upon approval by the board on April 18, 2018, but no award may be exercised (or, in the case of a stock award, may be granted) unless and until the 2018 Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months after the date the 2018 Plan was adopted by the board. Approval of the 2018 Plan will be included in the 2018 Annual Meeting.

A summary of stock option transactions under these plans during the nine months ended September 30, 2018 are as follows (unaudited):

	Number of Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Term (in years)	Aggregate Intrinsic Value (*)
Outstanding at January 1, 2018	79,890	$94.51	3.6	$—

Granted	147,088	$0.98	9.5	$—
Exercised	—	—	—	—

Expired/cancelled	(149,588)	—	—	—
Outstanding at September 30, 2018	77,390	$95.27	3.6	$—
Exercisable at September 30, 2018	77,390	$95.27	3.6	$—

(*)	The aggregate intrinsic value represents the total intrinsic value (the difference between the deemed fair value of the Company’s Ordinary Shares on the last day of the third quarter of 2018 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on September 30, 2018. This amount is impacted by the changes in the fair value of the Company’s shares.

The total equity-based compensation expense related to the Company’s equity-based awards, recognized during the nine months ended September 30, 2018 and 2017, total the amounts of $21 ($16 out of which related to restricted shares to be granted to the Company’s Chief Executive Officer in June 2018) and $935 ($811 out of which related to the nine months ended September 30, 2017 is included in discontinued operations), respectively.

As of September 30, 2018, there was $172 of total unrecognized compensation cost related to non-vested stock awards that based on their original vesting terms was expected to be recognized.

Note 14

Stockholders’ Equity:

Common Stock

The Company’s common stock confer upon their holders the following rights:

■	The right to participate and vote in the Company’s stockholder meetings, whether annual or special. Each share will entitle its holder, when attending and participating in the voting in person or via agent or letter, to one vote;

■	The right to a share in the distribution of dividends, whether in cash or in the form of bonus shares, the distribution of assets or any other distribution pro rata to the par value of the shares held by them;

■	The right to a share in the distribution of the Company’s excess assets upon liquidation pro rata to the par value of the shares held by them.

Convertible Series A Preferred Stock

The terms of the Convertible Series A Preferred Stock are governed by a certificate of designation, or the Series A Certificate of Designation, filed by the Company with the Nevada Secretary of State on May 15, 2017. Pursuant to the Series A Certificate of Designation, the Company designated 3,000,000 shares of the Company’s preferred stock as Series A Convertible Preferred Stock. As more fully described in Note 5, the Company issued 123,668 share of Convertible Series A Preferred Stock in connection with the Contribution Agreement. Following is a summary of the material terms of the Series A Convertible Preferred Stock:

■	Liquidation - Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation, after the Redeemable Convertible Series B Preferred Stockholder’s liquidation preference, the same amount that a holder of Common Stock would receive if the Convertible Series A Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

■	Voting - Except as otherwise provided in the Series A Certificate of Designation or as otherwise required by law, the Convertible Series A Preferred Stock shall have no voting rights. However, as long as any shares of Convertible Series A Preferred Stock are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Convertible Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Convertible Series A Preferred Stock or alter or amend the Series A Certificate of Designation, (b) amend the Company’s articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (c) increase the number of authorized shares of Convertible Series A Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

■	Conversion - Each share of Convertible Series A Preferred Stock shall be convertible, at any time and from time to time from at the option of the holder thereof, into that number of shares of common stock determined by dividing $62.9575 by the Conversion Price. The Conversion Price for the Series A Convertible Preferred Stock is equal to $2.5183, subject to adjustment as described in the Series A Certificate of Designation.

■	Dividends - Except for stock dividends or distributions for which adjustments are to be made, holders shall be entitled to receive, and the Company shall pay, dividends on shares of Convertible Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Convertible Series A Preferred Stock.

Redeemable Convertible Series B Preferred Stock

Convertible Series B preferred stock confer upon their holders all the rights of Common Stock. As more fully described below, the Company issued 1,500,000 shares of Redeemable Convertible series B Preferred Stock in connection with the Securities Purchase Agreement. In addition, based on the Company’s Certificate of Designation, the Series B Shares bear the following rights and privileges:

■	Liquidation Preference - Holders of the Series B Shares shall receive cumulative dividends, pro rata among such holders, prior to and in preference to any dividend on the Company’s outstanding Common Stock and Series A Convertible Preferred Stock, at the per annum rate of 8% of the Series B Original Issue Price ($1.00). Dividends on each Series B Share will accrue daily and be cumulative from the original issued date of December 22, 2017 and shall be payable upon the occurrence of any voluntary or involuntary liquidation, dissolution or winding up of the, a conversion or a redemption. The redemption price shall be $1.00 per share, subject to appropriate adjustment. Holders shall also be entitled to receive dividends on the Series B Shares (on an as-if-converted-to-Common-Stock basis) as dividends actually paid on shares of the Company’s Common Stock when, as and if such dividends are paid on shares of the Common Stock.

As of December 31, 2017, the aggregate liquidation preference amounted to $1,503. The foregoing dollar amount does not include dividends, as the Company's Board of Directors has not declared any dividends since inception.

■	Voting - Each holder of the Series B Shares shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Shares held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter subject to certain conversion limitations.

■	Conversion - Each Series B Share shall be convertible at the option of the holder thereof, at any time after the date of issuance of such share, into such number of fully paid and non-assessable Common Stock as is determined by dividing the original issue price plus accrued, but unpaid, dividends by the applicable conversion price at that time in effect for such Series B Share. The Series B Shares are automatically converted to Common Stock on May 31, 2018 should voluntary conversion or redemption not occur prior to that time.

■	Redemption – Under certain conditions beyond the Company’s control, the Series B shareholders may require redemption of the Series B Shares at a price per share equal to $1.33, plus accrued, but unpaid, dividends through and including the date of such redemption.

Reverse Split and Retroactive Adjustment of Shares and Per Share Information

On September 7, 2016, the Company’s Board of Directors approved a reverse stock split in a ratio of 1-for-5 (the “2016 Reverse Split”). The amount of authorized Common Stock as well as the par value for the Common Stock were not effected. Any fractional shares resulting from the 2016 Reverse Split were rounded up to the nearest whole share.

All common stock, stock warrants, stock options and per share amounts set forth herein are presented to give retroactive effect to the 2016 Reverse Split for all periods presented.

Change of Authorized Shares

On October 19, 2017, the Company filed Amended and Restated Articles of Incorporation to among the other things, increase in the number of authorized shares of common stock, $.01 par value per share, of the Company from 50,000,000 shares to 500,000,000 million shares and increase the number of authorized shares of preferred stock, $.01 par value per share, of the Company from 5,000,000 shares to 50,000,000 shares.

Contribution Agreement

As discussed in Note 5, upon the Initial Closing of the First Contribution, the Company issued to the Contributor 879,234 duly authorized, fully paid and non-assessable shares of the Company’s common stock, par value $0.01 per share and 123,668 shares of the Company’s newly designated non-voting Series A Convertible Preferred Stock, par value $0.01 per share for certain Contributed Properties.

Payout Notes

Following the Initial Closing of the First Contribution under the Contribution Agreement (see also Note 5), amounts due to Dr. Dolev Rafaeli, the Company’s former Chief Executive Officer and Dennis McGrath, the Company’s former Chief Financial Officer under their employment agreements, as well as amounts due to Dr. Yoav Ben-Dror for his services as a board member of the Company’s foreign subsidiaries, were to be converted to convertible secured notes (the “Payout Notes”) after approval from the Company’s stockholders. The Payout Notes would be due one year after the stockholder approval and carry a 10% interest rate. The principal would convert to shares of the Company’s Common Stock at the lower of (i) the Per Share Value or (ii) the VWAP with respect to on-exchange transactions in the Company’s Common Stock executed on the NASDAQ during the 30 trading days prior to the maturity date as reported by Bloomberg L.P.; provided, however, that the value of the Company’s Common Stock should in no event be less than $1.75 per share. The Payout Notes would be secured by a security interest in all assets of the Company; provided, however, that such security interest would be subordinated to any (i) claims or liens to the holders of any debt (including mortgage debt) being assumed by the Company as a result of the transaction contemplated by the Agreement, and (ii) all post-closing indebtedness incurred by the Company or its subsidiaries. The holders of the Payout Notes would have registration rights which would require the filing of a re-sale registration statement on appropriate form that registers for re-sale the shares of Common Stock underlying the Payout Notes within thirty (30) days of issuance with best efforts to cause the same to become effective within 120 days of issuance. The form of those Payout Notes was agreed to at the time of signing of the Contribution Agreement and was attached as an exhibit thereto. In connection with the Payout Notes, the parties also agreed to a form of security agreement (the “Security Agreement”), which was also attached as an exhibit to the Contribution Agreement.

On October 12, 2017, following approval by the Company’s stockholders, the Company issued a secured convertible promissory notes (the “Payout Notes”) to Dr. Dolev Rafaeli, the Company’s former Chief Executive Officer, Dennis M. McGrath, the Company’s former President and Chief Financial Officer, and Dr. Yoav Ben-Dror, the former director of the Company’s foreign subsidiaries (collectively, the “Note Holders”) in the principal amounts of $3,134, $978 and $1,515, respectively. The Payout Notes were due on October 12, 2018, carried a 10% interest rate, payable monthly in arrears commencing on December 1, 2017 (each such payment, a “Monthly Interest Payment” and each date of such payment, an “Interest Payment Date”), and were convertible into shares of the Company’s Common Stock at maturity. The Payout Notes were secured by a security interest in all of the properties, assets and personal property of the Company (the “Security Agreement”).

On December 22, 2017, the Company and the Note Holders entered into a stock grant agreement (the “Stock Grant Agreement”) to cause the early conversion of the Payout Notes into an aggregate of 5,628,291 shares of the Company’s Common Stock (the “Payout Shares”), valued at $5,626 based on the quoted share price in the market for our common stock on December 22, 2017, and to effectuate the release of all security interests associated with the Payout Notes.

Pursuant to the Stock Grant Agreement, the Company also agreed to provide for the issuance of an aggregate of 1,857,336 additional shares of Common Stock to the Note Holders as consideration for the various agreements of the Note Holders contained in the Stock Grant Agreement (the “Additional Shares”), subject to stockholder approval. In addition, as promptly as possible following entry into the Stock Grant Agreement, the Company is required to file a proxy statement and hold a special meeting of its stockholders to authorize and approve the issuance of the Additional Shares. As of December 31, 2017, a proxy statement was not filed, and special meeting of the stockholders has not been held. Therefore, during the year ended December 31, 2017, no expenses have been recorded in connection with the Additional Shares.

Pursuant to the Stock Grant Agreement, the Company also agreed to make 12 monthly payments on the first of each month commencing on January 1, 2018 in the amounts of $21, $7 and $10 to Messrs. Rafaeli, McGrath, and Ben-Dror, respectively (collectively, the “Cash Payments”). The Cash Payments equal to the interest payments that would have been made to the Note Holders absent the conversion of the Payout Notes and are consideration for certain consulting services provided by the Note Holders specified in the Stock Grant Agreement.

In addition, Dr. Dolev Rafaeli and Dennis M. McGrath resigned from the Board of Directors of the Company effective upon the last to occur of (i) receipt of all of the Payout Shares and all of the Additional Shares, (ii) receipt of all of the Cash Payments (either in accordance with the schedule provided in the Stock Grant Agreement or, at the Company’s option, in one lump sum on an accelerated basis), and (ii) the date that the Payout Shares and the Additional Shares have been registered for re-sale in accordance with the Payout Registration Rights Agreement.

In connection with the Stock Grant Agreement, the Security Agreement was automatically terminated.

Shares to former Chief Executive Officer

On December 22, 2017, Mr. Suneet Singal resigned from his position as Chief Executive Officer of the Company, effective as of January 2, 2018. In connection with such resignation, on December 22, 2017, the Company and Mr. Singal entered into a separation agreement (the “Agreement”), pursuant to which Mr. Singal agreed to resign and the Company agreed to issue to Mr. Singal 1,000,000 shares of the Company’s Common Stock, 333,333 shares of which will vest immediately, 333,333 shares of which will vest upon the first anniversary of the Agreement, and 333,334 shares of which will vest upon the second anniversary of the Agreement.

Since the aforesaid shares of common stock were agreed to have been granted to Mr. Singal as a result of his resignation from the Chief Executive Officer position and Mr. Singal has no obligation to render service in the future with respect to the additional Shares, the Company has recognized an amount of $910 as part of the general and administrative expenses in the consolidated statement of comprehensive loss. The amount was determined based on the quoted share price in the market as of the December 22, 2017.

Securities Purchase Agreement

On December 22, 2017, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Opportunity Fund I-SS, LLC, a Delaware limited liability company (the “Investor”), under which the Investor may, but is not obligated to, invest up to $15 million in the Company in a series of closings over a period prior to December 31, 2018, in exchange for which the Investor will receive shares of the Company’s newly designated Redeemable Convertible Series B Preferred Stock (“Series B Shares) at a purchase price of $1.00 per share (the “Option”).

On December 22, 2017 (the “Initial Date”), the Company and the Investor completed the first closing under the Purchase Agreement, pursuant to which the Investor exercised a portion of the Option and provided $1,500 to the Company in exchange for 1,500,000 shares of Series B Shares.

Proceeds from any subsequent closings must be used to invest in Income Generating Properties (as that term is defined in the Purchase Agreement) that have been approved by the Company’s Board of Directors or as otherwise agreed to between the Company and the Investor in writing prior to such subsequent closings.

Under ASC 480, “Distinguishing Liabilities from Equity” preferred stock that is not redeemable or is redeemable solely at the option of the issuer shall be included in stockholders’ equity. If the instrument meets any of the following criteria, mezzanine classification between liabilities and stockholders’ equity would be required:

■	it is redeemable at a fixed or determinable price on a fixed or determinable date or dates

■	it is redeemable at the option of the holder; or

■	It has conditions for redemption which are not solely within the control of the issuer, such as stocks which must be redeemed out of future earnings

In addition, per ASC 480, deemed liquidation events that require (or permit at the holders options) the redemption of only one or more of a particular class of equity instrument for cash or other assets cause those instruments to be considered contingently redeemable and therefore, subject to mezzanine classification.

Since the Series B Shares have conditional redemption provisions which are outside of the control of the Company and also contain a deemed liquidation preference, the Series B Shares were classified as mezzanine financing at their initial fair value at the Initial Date. Subsequent measurement is unnecessary if it is not probable that the instrument will become redeemable. If it is probable that the equity instrument will become redeemable the following measurement methods shall be applied in accordance with either of the following methods and shall be applied in a consistent manner:

■	Accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument using an appropriate methodology, usually the interest method. Changes in the redemption value are considered to be changes in accounting estimates.

■	Recognize changes in the redemption value (for example, fair value) immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. This method would view the end of the reporting period as if it were also the redemption date for the instrument.

Under ASC 480, the aforementioned written call Option is considered freestanding, as the Company believes it is legally detachable and separately exercisable. As the option is exercisable for shares subject to possible redemption at the option of the holder, as of the Initial Date, the Option was measured at fair value in total amount of $5,584 and recorded as a non-current financial liability on the consolidated balance sheet as of December 31, 2017. Excess of the initial value of the option liability over the proceeds received, amounting to $4,084, was charged immediately into the consolidated statement of comprehensive loss as financing expenses. As such, there were no residual proceeds to allocate to the Series B preferred shares at the Initial Date.

The Option is marked to market in each reporting period when changes in the fair value of the Option are charged into statement of comprehensive loss. Consequently, during the year ended December 31, 2017, the Company recorded finance income of $1,194 related to change in the fair value of the instrument during the period from the Initial Date through December 31, 2017.

In addition, the Company has incurred direct and incremental issuance costs amounting to $42 which were charged immediately into the consolidated statement of comprehensive loss as finance expenses, as the Option was presented at fair value at the Initial Date.

On December 22, 2017, each Series B Share was convertible into 1.24789 shares of common stock valued at $1.00 per share. As a result, Beneficial Conversion Feature (the “BCF”) amounting to approximately $372 was measured assuming full conversion. However, the conversion of the Preferred Stock is subject to certain contingencies, which impact the timing and amount of the BCF. As of December 31, 2017, the Company should record a BCF for the Preferred Stock for any shares convertible at that time without requiring stockholder approval through the planned proxy statement. However, as no residual proceeds were allocable to the Series B Shares, no BCF was recognized at December 31, 2017.

The fair value of the Option was based on management estimates and values derived from a calculation to provide an approximate indication of value. The fair value of Option was estimated at the Initial Date and December 31, 2017 by using hybrid method that includes scenario of conversion and scenario liquidation and the Black-Scholes option pricing model. In the first scenario, the Series B Preferred Stock price applied in the model was assumed based on the as-converted price on the date of estimation. Expected volatility was estimated by using a group of peers in the real estate development, homebuilding and income-producing properties sectors, and applying a 75% percentile ranking based on the total capitalization of the Company. In the second scenario, the option was estimated based on the value of the option in a proposed liquidation scenario. A probability weighting was applied to determine the expected value of the option.

The following are the key underlying assumptions that were used:

Option Value:

	December 22, 2017	December 31, 2017
Dividend yield (%)	0	0
Expected volatility (%)	36.9	36.9
Risk free interest rate (%)	1.72	1.74
Strike price	1.00	1.00
Series B Preferred Stock price	1.24	1.13
Probability of if-converted scenario (%)	90	90
Probability assumed liquidation scenario (%)	10	10
Expected term of Option (years)	1.0	1.0

In the absence of voluntary conversion and assuming no breaches as described above under “Redemption”, the Series B Shares automatically convert on May 31, 2018. As such, accretion adjustments to the carrying amount of the Series B Shares to the automatic conversion date of May 31, 2018 are recorded as deemed dividends.

The table below summarizes the change in the mezzanine financing during the year ended December 31, 2017:

December 31, 2017

Opening balance	$—
Proceeds from issuance of Series B Shares	1,500
Recognition of written call Option as a discount of Series B Shares	(1,500)
Amortization of discount	84
Accretion of cumulative dividend	3

Closing balance	$87

In addition, upon the Purchase Agreement, the Company agreed the following:

■	To nominate two directors to the Company’s Board of Directors upon request of the Investor (see also Note 17).

■	So long as the shares of Series B Shares purchased by the Investor are outstanding, the Company’s debt (as defined by U.S. generally accepted accounting principles) shall not exceed 45% of its fixed assets without the prior written consent of the Requisite Holders. As of December 31, 2017, the covenant has been met by the Company.

■	Subject to stockholder approval, to amend the Certificate of Designation for the Company’s Series A Shares to change the conversion price from $2.5183 to $1.12024 such that each share of Series A Share will be initially convertible into 56.2 shares of Common Stock instead of 25 shares of Common Stock.

The above inducement is considered as modification for which the fair value of the Series A Shares shall be measured pre-and post-modification subject to the stockholders’ approval. Should the fair value change by greater than 10% as a result of the modification, any original Series A Shares will be considered extinguished with the incremental value reflected in expense. Should the modification not result in a greater than 10% change, the modification of the conversion feature for the Series A Shares will be treated analogous to modification for stock compensation arrangements. Any incremental value, will be recorded as a deemed dividend to the Series A Shareholders.

As of December 31, 2017, the stockholders’ approval has not been taken place.

Common Stock Options

The Company has a Non-Employee Director Stock Option Plan. This plan has authorized 74,000 shares; of which 2,135 shares had been issued or were reserved for issuance as awards of shares of common stock, and 12,079 shares were reserved for outstanding stock options. As of December 31, 2017 the number of shares available for future issuance pursuant to this plan is 71,865.

In addition, the Company has a 2005 Equity Compensation Plan (“2005 Equity Plan”) which has authorized 1,200,000 shares, of which 467,328 shares had been issued or were reserved for issuance as awards of shares of common stock, and 143,815 shares were reserved for outstanding options. There are no further shares available for future issuance pursuant to this plan.

A summary of stock option transactions under the Non-Employee Director Stock Option Plan and the 2005 Equity Plan during the years ended December 31, 2017 and 2016 were as follows:

	Number of Stock Options	Weighted Average Exercise Price
Outstanding at December 31, 2015	150,138	67.99
Granted	—	—
Exercised	—	—
Expired/cancelled	(15,988)	82.26
Outstanding at December 31, 2016	134,150	$85.22
Granted	—	—
Exercised	—	—
Expired/cancelled	(133,150)	91.43
Outstanding at December 31, 2017	1,000	$75.00
Exercisable at December 31, 2017	800	$75.00

A summary of non-vested restricted stock during the years ended December 31, 2017 and 2016, were as follows:

	Shares of restricted stock	Weighted Average Grant-Date Fair Value
Non-vested at December 31, 2015	258,572	10.57
Granted	—	—
Vested/cancelled	(129,211)	10.04
Non-vested at December 31, 2016	129,361	11.11
Granted	—	—
Vested/cancelled	(122,861)	14.69
Non-vested at December 31, 2017	6,500	9.25

The total equity-based compensation expense related to all of the Company's equity-based awards, recognized during the years ended December 31, 2017 and 2016, as part of the discontinuing operation in total amount of $69 and $1,969, respectively. In addition, during the years ended December 31, 2017, an amount of $2,364 was recorded as general and administrative expenses as part of continuing operation.

At December 31, 2017, there was $35 of total unrecognized compensation cost related to non-vested stock awards that based on their original vesting terms was expected to be recognized over a weighted-average period of .17 years. Following the completion of the transaction described in Note 17, such compensation will be accelerated.